SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       June 28, 1996



                             TELLABS, INC.
           (Exact name of registrant as specified in charter)


           Delaware              0-9692         36-3831568
(State or other jurisdiction  (Commission     (IRS employer
  of incorporation)           file number)    identification no.)


      4951 Indiana Avenue, Lisle, Illinois           60532
      (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code     (708) 969-8800


                                  N/A
     (Former name or former address, if changed since last report)



























Item 5.   Other Events

On June 28, 1996, the Registrant signed an agreement to acquire the SONET product line from TRANSYS Networks Inc., a privately held company. Further details of this action are contained in the press release of the Registrant dated July 1, 1996 attached hereto as Exhibit 20.2 and incorporated herein by reference.




SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TELLABS, INC.




Date: July 3, 1996                  By: s\ Carol Coghlan Gavin
                                           Carol Coghlan Gavin
                                           General Counsel and Secretary


































Item 7.  Financial Statements and Exhibits

(c)  Exhibits

 Exhibit 20.2       Press Release of Tellabs, Inc. dated July 1, 1996